BUSINESS LOAN AGREEMENT

            Principal  Loan Date   Maturity   Loan No   Call
            Collateral
            $1,250.000.00          02/28/96         4a            A,E,L
            Account       Officer Initials
              176857108      TDY
                 References in the shaded area are for Lender's use only
            and do not limit the applicability of this document to any particular loan or item.

            Borrower: ANALYTICAL SURVEYS, INC., A COLORADO CORPORATION
                      1935 JAMBOREE DRIVE
                      COLORADO SPRINGS, CO 80920

            Lender: BANK ONE, COLORADO, N.A.
                   30 E. PIKES PEAK AVE.
                   P.O. BOX 1699
                   COLORADO SPRINGS, CO 80942

            THIS BUSINESS LOAN AGREEMENT between ANALYTICAL SURVEYS, INC., A COLORADO CORPORATION ("Borrower") and BANK ONE, COLORADO, N.A. ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans". Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement;
            (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

            TERM. This Agreement shall be effective as of February 28, 1995, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

            DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

            Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

            Borrower. The word "Borrower" means ANALYTICAL SURVEYS, INC., A COLORADO CORPORATION. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled
            "Subsidiaries and Affiliates."

            CERCLA.  The word "CERCLA" means the Comprehensive
            Environmental Response, Compensation, and Liability Act of 1980, as amended.

            Cash Flow. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and Income, plus depreciation and amortization.

            Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

            Debt. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt.

            ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            Event of Default. The words "Event of Default" mean and include any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

            Grantor. The word "Grantor" means and includes each and all of the persons or entitles granting a Security interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

            Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

            Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary , due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

            Lender. The word "Lender" means BANK ONE, COLORADO, N.A., its successors and assigns.

            Liquid Assets. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's receivables.

            Loan. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

            Note. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

            Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

            Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

            Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

            SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

            Subordinated Debt. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

            Tangible Net Worth. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total debt.

            Working Capital.  The words "Working Capital" mean
            Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

            REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as of the date of this Agreement and as of the date of each disbursement of Loan proceeds:

            Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Colorado. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

            Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

            Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

            Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations or Borrower enforceable against Borrower in accordance with their respective terms.

            Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

            Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership, of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (I) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of any of the properties, or
            (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigation the properties of hazardous waste. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

            Litigation and claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

            Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

            Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

            Binding Effect. This Agreement, the Note and all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

            Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

            Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (I) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, and (iii) no steps have been taken to terminate any such plan.

            Location of Borrower's Offices and Records. The chief place of business of Borrower and the office or offices where Borrower keeps its records concerning the Collateral is located at 1935 JAMBOREE DRIVE, COLORADO SPRINGS, CO 80920.

            Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

            Survival of Representation and Warranties. Borrower understands and agrees that Lender is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Loan and Note shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

            AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

            Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all litigation and claims and all threatened litigation and claims affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

            Financial Records. Maintain its boos and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

            Financial Statements. Furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

            Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

            Financial Covenants and Ratios. Comply with the following covenants and ratios:

            Net Worth Ratio. Maintain a ratio of Total Liabilities to Tangible Net Worth of less than 1.00 to 1.00.

            Current Ratio. Maintain a ratio of Current Assets to Current Liabilities in excess of 1.75 to 1.00.
            For purposes of this Agreement and to the extent the following terms are utilized in this Agreement, the term "Tangible Net Worth" shall mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt. The term "Debt" shall mean all of Borrower's liabilities excluding Subordinated Debt. The term "Subordinated Debt" shall mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender. The term "Working Capital" shall mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities. The term "Liquid Assets" shall mean Borrower's cash on hand plus Borrower's receivables. The term "Cash Flow" shall mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

            Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least ten (10) days' prior written notice to Lender. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

            Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and
            (f) the expiration date of the policy.

            Life Insurance. As soon as practical, obtain and maintain life insurance in form and with insurance companies reasonable acceptable to Lender on the following individual in the amount indicated below and, at Lender's option, cause such insurance coverage to be pledged, made payable to, or assigned to Lender on Lender's forms. Lender, at its discretion, may apply the proceeds of any insurance policy to the unpaid balances of any indebtedness:

                           Name of Insured               Amount
                           JOHN A. THORPE                $500,000.00


            Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

            Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

            Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be recruited to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental offiial to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

            Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in all other instruments and agreements between Borrower and Lender in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement.

            Operations. Substantially maintain its present executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state, and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

            Inspection. Permit employees or agents of Lender at any reasonable time during normal business hours to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense, subject to confidentiality requirements.

            Compliance Certificate. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

            Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local government authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

            Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security interests.

            NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:
            Which shall not be unreasonable withheld and shall be deemed given it not denied within ten business days after receipt of written request from borrower for lenders consent.

            Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases,
            (b) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or which are collateral for the loan, or (c) sell with recourse any of Borrower's accounts, except to Lender.

            Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) N/A.
            (d) Purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

            Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

            CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender;
            (b) Borrower becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

            ADDITIONAL LOAN PROVISIONS. 1

            1. BORROWER WILL PROVIDE THE FOLLOWING WITHIN THIRTY (30) DAYS OF QUARTER END BEGINNING MARCH 31, 1995:

            (A) A LISTING AND AGING OF ACCOUNTS RECEIVABLE.

            (B) A STATUS OF CONTRACTS.

            2. BORROWER WILL PROVIDE A 10-Q STATEMENT WITHIN SIXTY (60) DAYS OF QUARTER END BEGINNING MARCH 31, 1995.

            3. BORROWER WILL PROVIDE A 10-K STATEMENT WITH A FYE AUDIT WITHIN 120 DAYS OF THEIR FISCAL YEAR END.

            4.  BORROWER AGREES WITH LENDER THAT THE OUTSTANDING
            PRINCIPAL BALANCE OF THE LOAN SHALL BE LIMITED TO THE LESSER OF $ 1,250,000.00 OR

            (A) 80% OF ALL NON-BONDED RECEIVABLES LESS THAN NINETY (90) DAYS EXCLUDING ALL RETAINAGE PLUS

            (B) 50% OF BONDED RECEIVABLES LESS THAN NINETY (90) DAYS EXCLUDING ALL RETAINAGE NOT TO EXCEED $300,000.00, PROVIDED THAT THE BONDED RECEIVBLES INCLUDE TWO OR MORE CONTRACTS IN PROCESS.

            SUCH CALCULATION WILL BE SUBMITTED TO LENDER WITH ABOVE MENTIONED REPORTS QUARTERLY BEGINNING MARCH 31, 1995, AND SHALL BE CALLED A BORROWING BASE CERTIFICATE AS INDICATED IN THE ATTACHED EXHIBIT "A".

            4.  BORROWER WILL NOT:

            (A) ALLOW ITS CURRENT MATURITIES COVERAGE RATIO TO BE LESS THAN 1.5 TO 1.00. THIS RATIO WILL BE COMPUTED BY PRE-TAX NET INCOME PLUS DEPRECIATION DIVIDED BY THE SUM OF THE CURRENT PRINCIPAL PAYMENTS OF ALL TERM DEBT AND OR CAPITAL LEASES. NET INCOME WILL COMPRISE AT LEAST $ 150,000.00 OF THE SUM OF PRE-TAX NET INCOME PLUS DEPRECIATION. THE PRE-TAX NET INCOME AND DEPRECIATION COMPONENTS WILL BE THE SUM OF THE FOUR MOST RECENT QUARTERS ENDING SEPTEMBER, DECEMBER, MARCH AND JUNE.

            (B) ALLOW FIXED ASSET ACQUISITIONS UP TO $ 425,000.00 FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1995.

            (C) INCUR DEBT WITH THE EXCEPTION OF TERM DEBT OR CAPITAL LEASE FINANCING ASSOCIATED WITH FIXED ASSET ACQUISITIONS.

            EXHIBIT "A". An exhibit, titled "EXHIBIT "A"," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

            RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

            EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

            Default on indebtedness. Failure of Borrower to make any payment when due on the Loans if not cured within three (3) business days after notice from Lender.

            Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

            Default In Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

            False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

            Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security interest) at any time and for any reason.

            Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

            Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

            Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent or any Guarantor revokes any guaranty of the Indebtedness.

            EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Loans immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of and Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional.

            MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

            Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

            Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of Colorado: If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of El Paso county, the State of Colorado. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

            Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

            Multiple Parties; Corporate Authority. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

            Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests.

            Costs and Expenses. Borrower agrees to pay upon demand all of Lender's out-of-pocket expenses, including reasonable attorneys' fees, incurred in connection with the preparation, execution, enforcement and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

            Notices. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers.
            For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address(es).

            Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

            Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

            Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

            Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

            Time Is of the Essence. Time is of the essence in the performance of this Agreement.

            Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligation of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

            BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF FEBRUARY 28, 1995.

            BORROWER:

            ANALYTICAL SURVEYS, INC., A COLORADO CORPORATION

            BY:________________________________
            JOHN A. THORPE, Chairman

            BY:__\s\ S. V. Corder_________
            SIDNEY V. CORDER, President

            LENDER:

            BANK ONE, COLORADO, N.A.

            BY:___\s\_Thomas J. Young. Jr.__
               Authorized Officer

            ___________________________________________________________
            LASER PRO, REG.U.S. PAT.& T.M. OFF., VER.3(c)1995 CFI
            ProServices, Inc. All rights reserved. [CO-C40 ANALYTIC.LN
            C3.OVL]

            Additionally, this Business Loan Agreement includes the following:

            Pg 4

            Creditor of Forfeiture Proceedings. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor, as the case may be, as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding, and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and furnished reserves or a surety bond for the creditor or forfeiture proceeding satisfactory to Lender.

            Right to Cure. If any default, other than a Default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default:
            (a) cures the default within thirty (30) days; or (b) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

            ANALYTICAL SURVEYS, INC., A COLORADO CORPORATION

            BY:________________________________
            JOHN A. THORPE, Chairman

            BY:__\s\ S. V. Corder_________
            SIDNEY V. CORDER, President

            Lender:

            Bank One, Colorado N.A.

            By:____\s\ Thomas J. Young, Jr.

            CHANGE IN TERMS AGREEMENT

            Principal  Loan Date   Maturity   Loan No   Call
            Collateral
            $1,250.000.00          02/28/96         4a            A,E,L
            Account       Officer Initials
              176857108      TDY
                 References in the shaded area are for Lender's use only
            and do not limit the applicability of this document to any particular loan or item.

            Borrower: ANALYTICAL SURVEYS, INC., A COLORADO CORPORATION
                      1935 JAMBOREE DRIVE
                      COLORADO SPRINGS, CO 80920

            Lender: BANK ONE, COLORADO, N.A.
                   30 E. PIKES PEAK AVE.
                   P.O. BOX 1699
                   COLORADO SPRINGS, CO 80942


            ___________________________________________________________
            Principal Amount:  $1,250,000.00
            Date of Agreement: February 28,1995

            DESCRIPTION OF EXISTING INDEBTEDNESS. PROMISSORY NOTE DATED FEBRUARY 14,1994 WITH AN ORIGINAL PRINCIPAL AMOUNT OF
            $1,250.000.00.

            DESCRIPTION OF COLLATERAL.  ALL OF DEBTOR'S ACCOUNTS,
            CONTRACT RIGHTS, GENERAL INTANGIBLES, CASH, INSTRUMENTS, CHATTEL PAPER, EQUIPMENT AND ACCESSIONS NOW OWNED OR
            HEREAFTER ACQUIRED AND WHEREVER LOCATED.

            DESCRIPTION OF CHANGE IN TERMS. PAYMENTS DUE AS INDICATED BELOW. MATURITY DATE EXTENDED TO FEBRUARY 28, 1996.
            INTERESTS RATE AS INDICATED BELOW.

            PROMISE TO PAY. ANALYTICAL SURVEYS, INC., A COLORADO CORPORATION ("Borrower") promises to pay to BANK ONE, COLORADO, N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million Two Hundred Fifty Thousand & 00/100 Dollars ($1,250,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

            PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on February 28,1996. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning March 28,1995, and all subsequent interest payments are due on the same day of each month after that. Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

            VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an index which is the Lender's Prime Rate Daily (the "Index"). Prime rate is the lender's base lending rate as announced by the lender from time to time at its sole discretion. At any given time, the lender may make loans at, above, or below its prime rate. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The Index currently is 9.000% per annum. The interest rate to be applied to the unpaid principal balance of this Agreement will be at a rate of 0.500 percentage points over the Index, resulting in an initial rate of 9.500% per annum. NOTICE: Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law.

            PREPAYMENT;MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a minimum interest charge of $25.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penlty all or a portion of the amount owed earlier than it is due.

            DEFAULT. Borrower will be in default if any of the following happens and fails to cure such default within three (3) business days, after notice from Lender: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. Provided, however, that this event of default shall not apply if there is a good faith dispute by the Borrower or Grantor, as the case may be as to the validity or reasonableness of the claim which is basis of the creditor proceeding and if Borrower or Grantor gives Lender written notice of the creditor proceedings and furnishes reserves for a surety for the creditor proceedings satisfactory to Lender. (g) Any of the events described in this default section occurs with respect to any guarantor of this Agreement.

            LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Agreement to 25.000% per annum, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Agreement (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorney fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Agreement has been delivered to Lender and accepted by Lender in the State of Colorado. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of El Paso County, the State of Colorado. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.
            This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

            RIGHT OF SETOFF.    Borrower grants to Lender a contractual
            possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

            LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this agreement or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender.

            CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s), as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement.
            If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

            ADDITIONAL LOAN INFORMATION. AT THE TIME THE LOAN WAS MADE BANK ONE, COLORADO, N.A. WAS KNOWN AT BANK ONE, COLORADO SPRINGS, N.A.


            MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modificaion is made.

            PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND
            UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

            BORROWER:

            ANALYTICAL SURVEYS, INC., A COLORADO CORPORATION

            BY:________________________________
            JOHN A. THORPE, Chairman

            BY:_____\s\ S. V. Corder________
            SIDNEY V. CORDER, President

            Lender:

            Bank One, Colorado N.A.

            By:____\s\ Thomas J. Young, Jr.


            __________________________________________________________
            Variable Rate.Line of Credit.  LASER
            PRO,REG.U.S.PAT.&T.M.OFF.,VER.3.19(c)1995 CFI
            ProServices,Inc. All rights reserved. [CO-
            D20ANALYTIC.LNC3.OVL]

            Additionally, this change in Terms Agreement includes the following:

            Right to Cure. If any default, other than a Default on indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default;
            (a) cures the default within thirty (30) days; or (b) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.


            ANALYTICAL SURVEYS, INC., A COLORADO CORPORATION

            BY:________________________________
            JOHN A. THORPE, Chairman

            BY:__\s\ S. V. Corder_________
            SIDNEY V. CORDER, President

            LENDER:

            BANK ONE, COLORADO SPRINGS, N.A.

            BY:__\s\ Thomas J. Young, Jr.____
               Authorized Officer

            EXHIBIT "A"






            Principal  Loan Date   Maturity   Loan No   Call
            Collateral
            $1,250.000.00          02/28/96         4a            A,E,L
            Account       Officer Initials
              176857108      TDY
                 References in the shaded area are for Lender's use only
            and do not limit the applicability of this document to any particular loan or item.

            Borrower: ANALYTICAL SURVEYS, INC., A COLORADO CORPORATION
                      1935 JAMBOREE DRIVE
                      COLORADO SPRINGS, CO 80920

            Lender: BANK ONE, COLORADO, N.A.
                   30 E. PIKES PEAK AVE.
                   P.O. BOX 1699
                   COLORADO SPRINGS, CO 80942

            ___________________________________________________________
            This EXHIBIT "A" is attached to and by this reference is made a part of each Business Loan Agreement or Negative Pledge Agreement, dated February 14,1994, and executed in connection with a loan or other financial accommodations between BANK ONE, COLORADO SPRINGS, N.A. and
            ANALYTICAL SURVEYS, INC., A COLORADO CORPORATION.


            DATE:________________

            BORROWING BASE CERTIFICATE


            ACCOUNTS RECEIVABLE

            Total Non-Bonded Receivables                 _____________

                 Less 90 Day or Over Amount             (____________)

                 Less at Retainages                     (____________)

            EQUALS ELIGIBLE NON-BONDED RECEIVABLES:      ____________

                 Multiply 80% advance rate               ____________(A)

            Total Bonded Receivables                     ____________

                 Less 90 Day or Over amount             (____________)

                 Less all Retainages                    (____________)

            EQUALS ELIGIBLE BONDED RECEIVABLES:          ____________

                 Multiply 50% advance rate*              ____________(B)

                                                         ____________ (A+B)

            CURRENT BALANCE OUTSTANDING ON LINE          ____________

            * NOT TO EXCEED $300,000.00

                 NOTE:     THE PRINCIPAL BALANCE OUTSTANDING ON THE
            REVOLVING CREDIT LINE IS TO BE THE LESSER OF $1,250,000.00 OR THE SUM OF A + B ABOVE.

            THIS EXHIBIT "A" IS EXECUTED ON FEBRUARY 14, 1994.

            BORROWER:
            ANALYTICAL SURVEYS, INC., A COLORADO CORPORATION

            BY:________________________________
            JOHN A. THORPE, Chairman

            BY:___________________________
            SIDNEY V. CORDER, President

            By:________________________________
            SCOTT C. BENGER, Vice President


            LENDER:

            BANK ONE, COLORADO SPRINGS, N.A.

            BY:________________________________
               Authorized Officer